Related Party Disclosures	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related Party Disclosures

9.          Related Party Disclosures

Transactions with Genting HK and Apollo

In December 2018, as part of a public equity offering of NCLH’s ordinary shares owned by Apollo and Genting HK, NCLH repurchased 1,683,168 of its ordinary shares sold in the offering for approximately $85.0 million pursuant to its $1.0 billion three year share repurchase program approved by NCLH’s Board of Directors in April 2018.

In March 2018, as part of a public equity offering of NCLH’s ordinary shares owned by Apollo and Genting HK, NCLH repurchased 4,722,312 of its ordinary shares sold in the offering for approximately $263.5 million pursuant to its then existing share repurchase program.

In connection with NCLH’s repurchases of its ordinary shares, NCLC paid $341.0 million and $637.5 million in dividends to NCLH in 2019 and 2018, respectively.